UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported):29 October 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No.5     Press release dated 29/10/2003 - Holding(s) in Company

The company has today received the following notification:

                                          Fidelity Investments
                                          82 Devonshire Street
                                          Boston, MA 02109-3614


Marconi Corporation Plc
34 Grosvenor Square
London, W1A 4QP
United Kingdom


Attn: Company Secretary

                                             October 28, 2003
Dear Sirs,



Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interests of more than one entity, the enclosed disclosure constitutes separate notifications of interests which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.



These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes.
For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.



If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.


Kindest regards

Julie Finocchio
Compliance Specialist


Amendment #10


NOTIFICATIONS UNDER SECTIONS 198 TO 202 - U.K. COMPANIES ACT


1. Company in which shares are held:    Marconi Corporation Plc


2. Notifiable Interest:    Ordinary Shares


(A)


FMR Corp.
82 Devonshire Street
Boston, MA 02109


Parent holding company of Fidelity Management & Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings.)


(B)


Fidelity International Limited (FIL)
P.O. Box HM 670
Hamilton HMCX, Bermuda



Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)



3. The notifiable interests also comprise the notifiable interest of:



Mr. Edward C. Johnson 3d
82 Devonshire Street
Boston, MA 02109


A principal shareholder of FMR Corp. and Fidelity International Limited.



4. The notifiable interests include interest held on behalf of authorised unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.



5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate that FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.



6. The disclosable interests arise under section 208 (4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.



                                        By: Eric D. Roiter
                                        Senior V.P & General Counsel - FMR Co.
                                       Duly Authorised under Powers of Attorney
                                       dated December 30, 1997, by and on behalf
                                       of FMR Corp. and its direct and indirect
                                       subsidiaries, and Fidelity International
                                       Limited and its direct and indirect
                                       subsidiaries.





Schedule A
                         Amendment #10



Security: Marconi Corporation Plc


Ordinary Shares                   Shares Held    Management     Nominee/Registered Name
                                                   Company

                                       47,203       FMRCO       JP Morgan Chase
                                       49,211       FMRCO       State Street Bank & Trust Company
                                      437,353       FMRCO       Chase Nominees Limited
                                   12,051,899       FMRCO       HSBC
                                       10,820       FMRCO       State Street Nominees Ltd
                                       27,880       FMRCO       Citibank
                                    1,146,399       FMRCO       Brown Brothers Harriman
                                    1,485,728       FISL        Chase Manhattan Bank London
                                       37,164       FISL        Chase Nominees Limited
                                      192,985        FPM        Chase Nominees Ltd
                                       94,834        FIL        Chase Manhattan Bank London
                                       76,200        FIL        Northern Trust
                                      325,120        FIL        Deutsche Bank




Total ordinary shares              15,982,796


Current ownership                       7.99%
percentage:


Shares in issue:                  200,000,000


Change in holdings                (1,661,244)
since last filing:
                              ordinary shares






                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 29, 2003